UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2018

Veoneer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38471	82-3720890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section C, 6th Floor SE-111 64

Box 13089, SE-10302

Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 527 762 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On July 27, 2018, Veoneer, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of 2018, a Current Report on Form 8-K (the “Original Form 8-K”) with a copy of the press release furnished as Exhibit 99.1 and a Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “10-Q”). The press release made publicly available via the Company’s wire service and posted to the Company’s website on July 27, 2018 is correct, as is the financial information contained in the 10-Q.

Due to a clerical error, the copy of the press release furnished as Exhibit 99.1 to the Original Form 8-K included incorrect information with respect to: (i) the amount of change in net sales for the six months ended June 30 in the Key Figures table on page 1, (ii) the amount of net sales for the three months ended June 30, 2017 in the Electronics table in the “Segment Overview for the Quarter” on page 3, (iii) the change in the number of associates in the three months ended June 30 in the Electronics table in the “Segment Overview for the Quarter” on page 3, and (iv) omitted footnotes to the Consolidated Income Statement on page 7, the Consolidated Cash Flow Statement on page 8 and the Key Ratios table on page 9.

The Company is filing this Current Report on Form 8-K/A to amend Items 2.02 and 9.01 in the Original Form 8-K to furnish the final version of the press release which was issued publicly.

Item 2.02	Results of Operations and Financial Condition.

The copy of the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K/A is the correct version of the press release issued by the Company on July 27, 2018 and is incorporated herein by reference. The press release contains certain references to financial measures identified as “organic sales,” “net working capital,” “EBITDA” and “Segment EBITDA,” all of which are adjustments from comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP, and management believes that these financial presentations provide useful supplemental information, which is important to a proper understanding by investors of the Company’s core business results. These presentations should not be viewed as substitutes, but rather as additions, to financial reporting measures prepared in accordance with GAAP. Additionally, these measures, as defined, may not be comparable to similarly titled measures used by other companies. For an explanation of the reasons why management uses these figures, see the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the U.S. Securities and Exchange Commission on July 27, 2018.

The information in Item 2.02 of this Current Report on Form 8-K/A and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Veoneer, Inc. dated July 27, 2018.

EXHIBIT INDEX

Exhibit	No. Description

99.1	Press Release of Veoneer, Inc. dated July 27, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEONEER, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Executive Vice President, Legal Affairs, General Counsel and Secretary

Date: August 15, 2018